                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001



I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                               342,087.44
           Available Funds:
                     Contract Payments due and received in this period                                    5,730,955.90

                     Contract Payments due in prior period(s) and received in this period                   979,026.13

                     Contract Payments received in this period for next period                              165,999.00

                     Sales, Use and Property Tax, Maintenance, Late Charges                                 155,186.01

                     Prepayment Amounts related to early termination in this period                       3,976,688.70

                     Servicer Advance                                                                       658,293.94

                     Proceeds received from recoveries on previously Defaulted Contracts                          0.00

                     Transfer from Reserve Account                                                           15,148.49

                     Interest earned on Collection Account                                                   34,893.49

                     Interest earned on Affiliated Account                                                    6,981.68

                     Proceeds from repurchase of Contracts per Contribution and
                     Servicing Agreement Section 5.03                                                             0.00

                     Amounts paid per Contribution and Servicing Agreement Section
                     7.01 (Substituted contract < Predecessor contract)                                           0.00

                     Amounts paid under insurance policies                                                        0.00

                     Any other amounts                                                                            0.00

                                                                                                        ---------------
           Total Available Funds                                                                         12,065,260.78
           Less: Amounts to be Retained in Collection Account                                               440,836.23
                                                                                                        ---------------
           AMOUNT TO BE DISTRIBUTED                                                                      11,624,424.55
                                                                                                        ===============


           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                    0.00

                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                            Advances                                                                        979,026.13

                     3.     To Noteholders (For Servicer Report immediately following the Final
                            Additional Closing Date)

                                   a) Class A1 Principal and Interest                                     3,537,271.03

                                   a) Class A2 Principal (distributed after A1 Note matures)
                                      and Interest                                                        4,366,205.71

                                   a) Class A3 Principal (distributed after A2 Note matures)
                                      and Interest                                                          522,208.34

                                   a) Class A4 Principal (distributed after A3 Note matures)
                                      and Interest                                                          619,968.75

                                   b) Class B Principal and Interest                                        154,738.92

                                   c) Class C Principal and Interest                                        310,112.49

                                   d) Class D Principal and Interest                                        208,751.82

                                   e) Class E Principal and Interest                                        273,193.66

                     4.     To Reserve Account for Requirement per Indenture Agreement
                            Section 3.08                                                                          0.00

                     5.     To Issuer - Residual  Principal and Interest and Reserve Account
                            Distribution

                                   a) Residual Interest (Provided no Restricting or Amortization
                                      Event in effect)                                                       85,762.89

                                   b) Residual Principal (Provided no Restricting or Amortization
                                      Event in effect)                                                      260,737.79

                                   c) Reserve Account Distribution (Provided no Restricting or
                                      Amortization Event in effect)                                          15,148.49

                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                            Any Other Amounts                                                               197,061.18

                     7.     To Servicer, Servicing Fee and other Servicing Compensations                     94,237.35
                                                                                                        ---------------
           TOTAL FUNDS DISTRIBUTED                                                                       11,624,424.55
                                                                                                        ===============

                                                                                                        ---------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
           Event Funds (if any)}                                                                            440,836.23
                                                                                                        ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                        $2,925,289.09
            - Add Investment Earnings                                                                        15,148.49
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                      0.00
            - Less Distribution to Certificate Account                                                       15,148.49
                                                                                                        ---------------
End of period balance                                                                                    $2,925,289.09
                                                                                                        ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                               $2,925,289.09
                                                                                                        ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001





III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes

                          Pool A                                                   157,072,447.73

                          Pool B                                                    64,070,767.40
                                                                                  ---------------
                                                                                                        221,143,215.13
Class A Overdue Interest, if any                                                             0.00

Class A Monthly Interest - Pool A                                                      992,499.25

Class A Monthly Interest - Pool B                                                      404,846.24

Class A Overdue Principal, if any                                                            0.00

Class A Monthly Principal - Pool A                                                   5,685,175.70

Class A Monthly Principal - Pool B                                                   1,963,132.64
                                                                                   ---------------
                                                                                                          7,648,308.34
Ending Principal Balance of the Class A Notes

                          Pool A                                                   151,387,272.03

                          Pool B                                                    62,107,634.76
                                                                                   ---------------
                                                                                                        ---------------
                                                                                                        213,494,906.79
                                                                                                        ===============

-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                                Ending Principal
Original Face $257,425,000                   Original Face $257,425,000                               Balance Factor
$       5.428165                             $                29.710822                                   82.934799%
-----------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes

                          Class A1                                                   3,518,215.13

                          Class A2                                                  39,000,000.00

                          Class A3                                                  83,000,000.00

                          Class A4                                                  95,625,000.00

                                                                               -------------------

Class A Monthly Interest                                                                                221,143,215.13

                          Class A1 (Actual Number Days/360)                             19,055.90

                          Class A2                                                     236,112.50

                          Class A3                                                     522,208.34

                          Class A4                                                     619,968.75

                                                                               -------------------

Class A Monthly Principal

                          Class A1                                                   3,518,215.13

                          Class A2                                                   4,130,093.21

                          Class A3                                                           0.00

                          Class A4                                                           0.00

                                                                               -------------------
                                                                                                          7,648,308.34
Ending Principal Balance of the Class A Notes

                          Class A1                                                           0.00

                          Class A2                                                  34,869,906.79

                          Class A3                                                  83,000,000.00

                          Class A4                                                  95,625,000.00

                                                                               -------------------      ---------------

                                                                                                        213,494,906.79
                                                                                                        ===============
Class A2
-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                                Ending Principal
Original Face $39,000,000                    Original Face $39,000,000                                Balance Factor
  $     6.054167                             $              105.899826                                   89.410017%
-----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes

                                          Pool A                                     2,676,731.13

                                          Pool B                                     1,091,829.36
                                                                               -------------------
                                                                                                          3,768,560.49

           Class B Overdue Interest, if any                                                  0.00

           Class B Monthly Interest - Pool A                                            17,309.53

           Class B Monthly Interest - Pool B                                             7,060.50

           Class B Overdue Principal, if any                                                 0.00

           Class B Monthly Principal - Pool A                                           96,906.40

           Class B Monthly Principal - Pool B                                           33,462.49
                                                                               -------------------
                                                                                                            130,368.89
           Ending Principal Balance of the Class B Notes

                                          Pool A                                     2,579,824.73

                                          Pool B                                     1,058,366.87
                                                                               -------------------      ---------------

                                                                                                          3,638,191.60
                                                                                                        ===============

           ------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,387,000                 Original Face $4,387,000                         Balance Factor
           $               5.555056                  $             29.717094                            82.931197%
           ------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes

                                          Pool A                                     5,354,153.45

                                          Pool B                                     2,183,967.52
                                                                               -------------------
                                                                                                          7,538,120.97

           Class C Overdue Interest, if any                                                  0.00

           Class C Monthly Interest - Pool A                                            35,069.71

           Class C Monthly Interest - Pool B                                            14,304.99

           Class C Overdue Principal, if any                                                 0.00

           Class C Monthly Principal - Pool A                                          193,812.81

           Class C Monthly Principal - Pool B                                           66,924.98
                                                                               -------------------
                                                                                                            260,737.79
           Ending Principal Balance of the Class C Notes

                                          Pool A                                     5,160,340.64

                                          Pool B                                     2,117,042.54
                                                                               -------------------      ---------------

                                                                                                          7,277,383.18
                                                                                                        ===============

           ------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $8,775,000                 Original Face $8,775,000                         Balance Factor
           $               5.626746                 $              29.713708                              82.933142%
           ------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class D Notes

                                          Pool A                                     3,569,435.62

                                          Pool B                                     1,455,978.35
                                                                               -------------------
                                                                                                          5,025,413.97

           Class D Overdue Interest, if any                                                  0.00

           Class D Monthly Interest - Pool A                                            24,807.58

           Class D Monthly Interest - Pool B                                            10,119.05

           Class D Overdue Principal, if any                                                 0.00

           Class D Monthly Principal - Pool A                                          129,208.54

           Class D Monthly Principal - Pool B                                           44,616.65
                                                                               -------------------
                                                                                                            173,825.19
           Ending Principal Balance of the Class D Notes

                                          Pool A                                     3,440,227.08

                                          Pool B                                     1,411,361.70
                                                                               -------------------      ---------------

                                                                                                          4,851,588.78
                                                                                                        ===============

           ------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $5,850,000                 Original Face $5,850,000                         Balance Factor
           $               5.970364                 $              29.713708                             82.933142%
           ------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                                          Pool A                                     4,462,140.16

                                          Pool B                                     1,820,127.35
                                                                               -------------------
                                                                                                          6,282,267.51

           Class E Overdue Interest, if any                                                  0.00

           Class E Monthly Interest - Pool A                                            39,713.05

           Class E Monthly Interest - Pool B                                            16,199.13

           Class E Overdue Principal, if any                                                 0.00

           Class E Monthly Principal - Pool A                                          161,510.67

           Class E Monthly Principal - Pool B                                           55,770.81
                                                                               -------------------
                                                                                                            217,281.48
           Ending Principal Balance of the Class E Notes

                                          Pool A                                     4,300,629.49

                                          Pool B                                     1,764,356.54
                                                                               -------------------      ---------------

                                                                                                          6,064,986.03
                                                                                                        ===============

           ------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $7,313,000                 Original Face $7,313,000                         Balance Factor
           $               7.645587                 $              29.711675                             82.934309%
           ------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance

                                          Pool A                                     5,356,855.64

                                          Pool B                                     2,185,174.76
                                                                               -------------------
                                                                                                          7,542,030.40
           Residual Interest - Pool A                                                   60,911.98

           Residual Interest - Pool B                                                   24,850.91

           Residual Principal - Pool A                                                 193,812.81

           Residual Principal - Pool B                                                  66,924.98
                                                                               -------------------
                                                                                                            260,737.79
           Ending Residual Principal Balance

                                          Pool A                                     5,163,042.83

                                          Pool B                                     2,118,249.78
                                                                               -------------------      ---------------

                                                                                                          7,281,292.61
                                                                                                        ===============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                 94,237.35

            - Servicer Advances reimbursement                                                               979,026.13

            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                               197,061.18
                                                                                                        ---------------
           Total amounts due to Servicer                                                                  1,270,324.66
                                                                                                        ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001






XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in
               Indenture Agreement, at the beginning of the related
               Collection Period                                                                        178,491,763.70


               Aggregate Discounted Contract Balance of Additional Contracts
               acquired during Collection Period                                                                  0.00


               Decline in Aggregate Discounted Contract Balance                                           6,460,426.93

               Aggregate Discounted Contract Balance, as defined in Indenture                           ---------------
               Agreement, at the ending of the related Collection Period                                172,031,336.77
                                                                                                        ===============



               Components of Decline in Aggregate Discounted Contract Balance:

                   - Principal portion of Contract Payments  and
                     Servicer Advances                                               2,876,819.74

                   - Principal portion of Prepayment Amounts                         3,583,607.19

                   - Principal portion of Contracts repurchased under
                     Indenture Agreement Section 4.02                                        0.00

                   - Aggregate Discounted Contract Balance of Contracts
                     that have become Defaulted Contracts during the
                     Collection Period                                                       0.00

                   - Aggregate Discounted Contract Balance of Substitute
                     Contracts added during Collection Period                                0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                     Contracts withdrawn during Collection Period                            0.00


                                                                               -------------------
                     Total Decline in Aggregate Discounted Contract Balance          6,460,426.93
                                                                               ===================


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
               Agreement, at the beginning of the related Collection Period                              72,807,844.75

               Aggregate Discounted Contract Balance of Additional Contracts
               acquired during Collection Period                                                                  0.00

               Decline in Aggregate Discounted Contract Balance                                           2,230,832.54

               Aggregate Discounted Contract Balance, as defined in Indenture                           ---------------
               Agreement, at the ending of the related Collection Period                                 70,577,012.21
                                                                                                        ===============



               Components of Decline in Aggregate Discounted Contract Balance:

                   - Principal portion of Contract Payments  and Servicer
                     Advances                                                        1,865,126.35

                   - Principal portion of Prepayment Amounts                           365,706.19

                   - Principal portion of Contracts repurchased under
                     Indenture Agreement Section 4.02                                        0.00

                   - Aggregate Discounted Contract Balance of Contracts that
                     have become Defaulted Contracts during the Collection
                     Period                                                                  0.00

                   - Aggregate Discounted Contract Balance of Substitute
                     Contracts added during Collection Period                                0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                     Contracts withdrawn during Collection Period                            0.00


                                                                               -------------------
                     Total Decline in Aggregate Discounted Contract Balance          2,230,832.54
                                                                               ===================

                                                                                                        ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                       242,608,348.98
                                                                                                        ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                                 Predecessor
                                                             Discounted             Predecessor                  Discounted
          Lease #               Lessee Name                  Present Value          Lease #                      Present Value
          ------------------------------------------------   ---------------------  ---------------------        -------------------
                                NONE











                                                            --------------------                                 -------------------
                                                 Totals:                   $0.00                                              $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00

c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES                          NO     X
                                                                                       ---------                 --------


              POOL B                                                                                             Predecessor
                                                            Discounted              Predecessor                  Discounted
              Lease #               Lessee Name             Present Value           Lease #                      Present Value
              --------------------------------------------  --------------------    ---------------------        -------------------
                                    NONE









                                                            --------------------                                 -------------------
                                                      Totals:             $0.00                                               $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL
                 PREPAID CONTRACTS                                                                                            $0.00

              b) ADCB OF POOL B AT CLOSING DATE                                                                      $90,333,293.68

              c) (CANNOT EXCEED 10% OVER THE LIFE OF
                 THE POOL UNLESS RATING AGENCY APPROVES)                                                                      0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS
              DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
              TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00

b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00

c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                          NO     X
                                                                                         --------------               --------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                  Predecessor
                                                             Discounted             Predecessor                  Discounted
        Lease #          Lessee Name                         Present Value          Lease #                      Present Value
        --------------------------------------------------   -------------------    ---------------------        -------------------
                         None










                                                             -------------------                                 ------------------
                                                             Totals:      $0.00                                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                    NO     X
                                                                                        -----------           --------

           POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                             Discounted             Predecessor                  Discounted
           Lease #          Lessee Name                      Present Value          Lease #                      Present Value
           -----------------------------------------------   -------------------    ---------------------        -------------------
                            None









                                                             -------------------                                 -------------------
                                                             Totals:      $0.00                                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                    NO     X
                                                                                        --------              -------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2001





XV.    POOL PERFORMANCE MEASUREMENTS


1.                           AGGREGATE DISCOUNTED CONTRACT BALANCE
              CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
              This Month                               2,873,022.02              This Month                          242,608,348.98
              1 Month Prior                            3,689,741.67              1 Month Prior                       251,299,608.45
              2 Months Prior                           3,766,075.88              2 Months Prior                      256,884,474.65

              Total                                   10,328,839.57              Total                               750,792,432.08

              a) 3 MONTH AVERAGE                       3,442,946.52              B) 3 MONTH AVERAGE                  250,264,144.03

              c) a/b                                           1.38%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                   Yes               No  X
                                                                                      -------          ------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                Yes               No  X
                                                                                      -------          ------
              B. An Indenture Event of Default has occurred and is then
                 continuing?                                                       Yes               No  X
                                                                                      -------          ------

4.            Has a Servicer Event of Default occurred?                            Yes               No  X
                                                                                      -------          ------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                     Yes               No  X
                                                                                      -------          ------

              B. Bankruptcy, insolvency, reorganization; default/violation of
                 any covenant or obligation not remedied within 90 days?           Yes               No  X
                                                                                      -------          ------

              C. As of any Determination date, the sum of all defaulted
                 contracts since the Closing date exceeds 6% of the ADCB on the
                 Closing Date?                                                     Yes               No  X

                                                                                      -------          ------




6.            Aggregate Discounted Contract Balance at Closing Date                    Balance  $       270,243,724.70
                                                                                                ----------------------


              DELINQUENT LEASE SUMMARY

                                     Days Past Due              Current Pool Balance                  # Leases

                                           31 - 60                      5,689,502.96                        37
                                           61 - 90                        300,504.60                        13
                                          91 - 180                      2,873,022.02                        18



              Approved By:
              Lisa J. Cruikshank
              Vice President